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                                                                    Exhibit 99.2

                        NEW YORK COMMUNITY BANCORP, INC.

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           -----------------------------------------------------------
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------------------

In connection with the Quarterly Report of New York Community Bancorp, Inc. (the "Company") on Form 10-Q for the period ending on September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Wann, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



DATE: November 14, 2002              BY:  /s/ Robert Wann
                                          ---------------
                                          Robert Wann
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)